Exhibit 99.3

UNWIND AGREEMENT

dated as of June 12, 2013

with respect to the Convertible Note Hedge Confirmations

between TAKE-TWO INTERACTIVE SOFTWARE, INC. and BARCLAYS BANK PLC

THIS UNWIND AGREEMENT (this “Agreement”) with respect to the Convertible Note Hedge Confirmations (as defined below) is made as of June 12, 2013 between Take-Two Interactive Software, Inc. (the “Company”) and Barclays Bank PLC (“Dealer”), represented by Barclays Capital Inc. (the “Agent”).

WHEREAS, the Company and Dealer entered into a base convertible note hedge confirmation, dated as of May 28, 2009 (the “Base Convertible Note Hedge Confirmation”), and an additional convertible note hedge confirmation, dated as of May 29, 2009 (the “Additional Convertible Note Hedge Confirmation” and together with the Base Convertible Note Hedge Confirmation, the “Convertible Note Hedge Confirmations”), each referring to $120,000,000 principal amount of Convertible Senior Notes due 2014 (the “Convertible Notes”);

WHEREAS, the Company may call the Convertible Notes, in whole and not in part, for redemption pursuant to the terms thereof;

WHEREAS, the Company has requested, and Dealer has agreed, to unwind the Convertible Note Hedge Confirmations subject to the terms and conditions set forth herein in the event that the Company calls the Convertible Notes for redemption;

NOW, THEREFORE, in consideration of their mutual covenants herein contained and notwithstanding anything to the contrary in the Convertible Note Hedge Confirmations, the parties hereto, intending to be legally bound, hereby mutually covenant and agree as follows:

1.        Defined Terms.    Any capitalized term not otherwise defined herein shall have the meaning set forth for such term in the Convertible Note Hedge Confirmations.

2.        Early Redemption.    The Company agrees that:

(a)    if it calls the Convertible Notes for redemption pursuant to the terms thereof, it shall notify Dealer in writing on the date that the Company is first able to provide the representation set forth in Section 2(b) below of the Scheduled Redemption Date and, if the Company elected to settle the related conversion obligations in respect of conversions of Convertible Notes called for redemption (the “Called Notes Conversion Obligation”) in cash or a combination of cash and Shares, the relevant Specified Cash Amount (such notice, the “Dealer Redemption Notice”); and

(b)    the Dealer Redemption Notice shall contain a representation that, on the date thereof, each of the Company and its affiliates is not in possession of any material nonpublic information regarding the Company or the Shares.

3.        Convertible Note Hedge Unwind.    (a)    Each party agrees that an Early Termination Date under the Convertible Note Hedge Confirmations shall occur on the Expiration Date (it being understood that there is no remaining time or option value in the Transactions and intrinsic value shall be calculated as set forth herein) provided that the Company, prior to the Expiration Date, has provided Dealer with a written notice that, as of the date of such notice, each of the Company and its affiliates is not in possession of any material nonpublic information regarding the Company or the Shares.

(b)    Notwithstanding the foregoing, if Dealer receives the Dealer Redemption Notice containing the representation set forth in Section 2(b) above prior to the Expiration Date, the date that Dealer receives the Dealer Redemption Notice shall be an Early Termination Date under the Convertible Note Hedge Confirmations.

(c)    Any termination under clause (a) or (b) above shall terminate all Transactions under the Convertible Note Hedge Confirmations as the Affected Transactions with the Company as the sole Affected Party, and Dealer shall pay to the Company the Early Termination Amount in USD on the date provided in Section 6(d)(ii)(2) of the Agreement (as defined in the Convertible Note Hedge Confirmations).

(d)    For purposes of the foregoing:

(i)    If the Early Termination Date occurs on or prior to the 54th Scheduled Valid Day immediately preceding the Scheduled Redemption Date (the “Matched Cut-off Date”) and the Called Notes Conversion Obligation is entirely in cash or a combination of Shares and cash in excess of USD 1,000 per $1,000 principal amount of Convertible Notes, Dealer shall calculate the Early Termination Amount in accordance with the Agreement (as defined in the Convertible Note Hedge Confirmations) by calculating the sum of, for each Hedge Unwind Date in the Matched Hedge Unwind Period, the Daily Early Termination Amount in respect of a pro rata number of Options for which it has not calculated a prior Daily Early Termination Amount pursuant to this clause (d). In calculating each Daily Early Termination Amount, Dealer shall use as the stock price input the Relevant Price on the relevant Hedge Unwind Date (it being understood that Relevant Price has the meaning set forth in the Convertible Note Hedge Confirmations except that references to “Valid Day” shall be references to “Hedge Unwind Date”). As used herein:

(A)    “Daily Early Termination Amount” means an Early Termination Amount as calculated in accordance with the Agreement (as defined in the Convertible Note Hedge Confirmations) in respect of such pro rata number of Options for which a Daily Early Termination Amount is being calculated; and

(B)    “Matched Hedge Unwind Period” means the fifty consecutive Valid Days beginning on, and including, the 52nd Scheduled Valid Day immediately preceding the Scheduled Redemption Date.

(ii)    If the Early Termination Date occurs after the Matched Cut-off Date (including after the redemption date for the Convertible Notes) or if the Company does not redeem the Convertible Notes, Dealer shall calculate the Early Termination Amount in accordance with the Agreement (as defined in the Convertible Note Hedge Confirmations), except that the stock price input used to calculate the Early Termination Amount shall be calculated by referencing each Relevant Price (it being understood that Relevant Price has the meaning set forth in the Convertible Note Hedge Confirmations except that references to “Valid Day” shall be references to “Hedge Unwind Date”) on each Hedge Unwind Date.

(iii)    A “Hedge Unwind Date” means (i) in respect of clause (d)(i) above, each Valid Day during the Matched Hedge Unwind Period or (ii) in respect of clause (d)(ii) above, each date, chosen by Dealer in its commercially reasonable discretion, on which Dealer unwinds its hedge of the Options underlying the Convertible Note Hedge Confirmations.

(iv)    Notwithstanding the foregoing, if any Hedge Unwind Date is a Disrupted Day in part, then the Relevant Price on such Hedge Unwind Date shall be the volume-weighted average price per Share on such Hedge Unwind Date on the Exchange for such time period, as determined by Dealer based on such sources as it deems appropriate using a volume-weighted methodology, for the portion of such Hedge Unwind Date for which Dealer determines there is no Market Disruption Event and the Early Termination Amount shall be adjusted by Dealer to account for such disruption. For purposes of this Agreement, “Market Disruption Event” shall have the meaning set forth in Section 6.3(a) of the Equity Definitions but amended by replacing clause (ii) in its entirety with “(ii) an Exchange Disruption, or” and inserting immediately following clause (iii) the phrase “; in each case that the Calculation Agent determines is material.”

4.        Representations and Warranties of the Company.    The Company represents and warrants to Dealer on the date hereof that:

(a)    it has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and to perform its obligations under this Agreement and has taken all necessary action to authorize such execution, delivery and performance;

(b)    such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any material contractual restriction binding on or affecting it or any of its assets;

(c)    all governmental and other consents that are required to have been obtained by it with respect to this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with;

(d)    its obligations under this Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)); and

(e)    it is not entering into this Agreement to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for the Shares) or to manipulate the price of the Shares (or any security convertible into or exchangeable for the Shares).

5.        Representations and Warranties of Dealer.    Dealer represents and warrants to the Company on the date hereof that:

(a)    it has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and to perform its obligations under this Agreement and has taken all necessary action to authorize such execution, delivery and performance;

(b)    such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any material contractual restriction binding on or affecting it or any of its assets;

(c)    all governmental and other consents that are required to have been obtained by it with respect to this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with;

(d)    its obligations under this Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)); and

(e)    it shall not purchase Shares in connection with this Agreement on any Hedge Unwind Date occurring prior to the Scheduled Redemption Date for the Convertible Notes.

6.        Account for Payment to the Company:

Bank of America NA, Virginia

ABA: 026 009 593

Acct: Take-Two Interactive Software Inc.

Acct No.: 4350 0356 8428

7.        Notices. For purposes of this Agreement:

  (a) Address for notices or communications to the Company:

Take-Two Interactive Software, Inc.

622 Broadway

New York, New York

Attention: Treasurer

Telephone No.:    (646) 536-2842

Facsimile No.:    (646) 941-3566

  (b) Address for notices or communications to Dealer:

      Barclays Bank PLC

      c/o Barclays Capital Inc.

      745 Seventh Ave

      New York, NY 10019

      Attention: Paul Robinson

      Telephone No:    (+1) 212-526-0111

      Facsimile No:    (+1) 917-522-0458

8.         Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine).

9.        Counterparts.     This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

10.        No Reliance, etc.    The Company hereby confirms that it has relied on the advice of its own counsel and other advisors (to the extent it deems appropriate) with respect to any legal, tax, accounting, or regulatory consequences of this Agreement, that it has not relied on Dealer or its affiliates in any respect in connection therewith, and that it will not hold Dealer or its affiliates accountable for any such consequences.

11.        Role of Agent.    Each of Dealer and the Company acknowledges to and agrees with the other party hereto and with the Agent that (i) the Agent is acting as agent for Dealer under this Agreement pursuant to instructions from such party, (ii) the Agent is not a principal or party to this Agreement, and may transfer its rights and obligations with respect to this Agreement, (iii) the Agent shall have no responsibility, obligation or liability, by way of issuance, guaranty, endorsement or otherwise in any manner with respect to the performance of either party under this Agreement, (iv) Dealer and the Agent have not given, and the Company is not relying (for purposes of making any investment decision or otherwise) upon, any statements, opinions or representations (whether written or oral) of Dealer or the Agent, other than the representations expressly set forth in this Agreement, and (v) each party agrees to proceed solely against the other party, and not the Agent, to collect or recover any money or securities owed to it in connection with this Agreement. Each party hereto acknowledges and agrees that the Agent is an intended third party beneficiary hereunder. The Company acknowledges that the Agent is an affiliate of Dealer. Dealer will be acting for its own account in respect of this Agreement.

12.        Acknowledgments and Agreements.    The Company acknowledges and agrees that (i) the Company does not have, and shall not attempt to exercise, any influence over how, when or whether to effect sales of the Shares by Dealer (or its agent or affiliate) in connection with this Agreement and (ii) the Company is entering into this Agreement in good faith and not as part of a plan or scheme to evade compliance with federal securities laws including, without limitation, Rule 10b-5 promulgated under the Securities Exchange Act of 1934, as amended. For the avoidance of doubt, the Company agrees that Section 13.2 of the Equity Definitions remains applicable with respect to the unwinds of any Hedge Positions and Hedging Activities of Dealer in respect of the Transactions subject to the Convertible Note Hedge Confirmations.

13.        No Exercise.    The parties hereto agree that on and after the occurrence of an Early Termination Date pursuant to Section 3 above, no Exercisable Options may be exercised under the Convertible Note Hedge Confirmations, and any payments with respect thereto shall be made pursuant to this Agreement (for the avoidance of doubt, all other provisions under the Convertible Note Hedge Confirmations shall remain in full force and effect but as applied to this Agreement, except that if an Early Termination Date or other cancellation occurs thereunder on or after an Early Termination Date hereunder, the Matched Hedge Unwind Period shall be such period as Dealer determines in its sole discretion). For the avoidance of doubt, the Number of Options subject to termination pursuant to Section 3(b) above shall be equal to the Number of Options last in effect on the date that Dealer receives the Dealer Redemption Notice (after giving effect to any Other Exercisable Options), subject to adjustment as provided in Sections 3 and 9(m) of the Convertible Note Hedge Confirmations and as provided in the Equity Definitions incorporated into the Convertible Note Hedge Confirmations, and for purposes of determining the Early Termination Amount, the Exercise Period for such Number of Options shall be deemed to end immediately prior to the Expiration Date.

14.        Release.    The parties hereto agree that payment of the amounts referred to above in Section 3 shall be in full satisfaction of all obligations owed under the Convertible Note Hedge Confirmations and that following payment of the amounts referred to above in Section 3, the Company and Dealer shall be discharged and fully released with respect to each other from any further duties or obligations under the Convertible Note Hedge Confirmations.

IN WITNESS WHEREOF, the parties have executed this AGREEMENT the day and the year first above written.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

By:	/s/ Lainie Goldstein
	Name:	Lainie Goldstein
	Title:	Chief Financial Officer

BARCLAYS CAPITAL INC., acting solely as Agent in connection with this Agreement

By:	/s/ Nicholas Abbate
	Name:	Nicholas Abbate
	Title:	Authorized Signatory